MELLON BANK, N.A.

                                   Transferor

                             AFCO CREDIT CORPORATION

                                    Servicer

                           AFCO ACCEPTANCE CORPORATION

                                    Servicer

                       PREMIUM FINANCING SPECIALISTS, INC.

                                Back-up Servicer

                PREMIUM FINANCING SPECIALISTS OF CALIFORNIA, INC.

                                Back-up Servicer

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO

                                     Trustee

                     on behalf of the Series 1996-1 Holders

                            SERIES 1996-1 SUPPLEMENT

                          Dated as of December 1, 1996

                                       to

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1996

                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

                                  Series 1996-1

                                TABLE OF CONTENTS

                                                                          PAGE

SECTION 1.  Designation  ..................................................1
SECTION 2.  Definitions  ..................................................2
SECTION 3.  Servicing Compensation........................................21
SECTION 4. Reassignment and Transfer Terms................................22
SECTION 5. Delivery and Payment for the Investor
                         Certificates.....................................22
SECTION 6.  Depository; Form of Delivery of Investor
                        Certificates.....................................22
SECTION 7.  Article IV of Agreement.......................................22

                ARTICLE IV RIGHTS OF HOLDERS AND ALLOCATION AND
                         APPLICATION OF COLLECTIONS.......................22

SECTION 4.6  Rights of Holders and the Collateral
                         Interest Holder..................................22
SECTION 4.7   Allocations ................................................23
SECTION 4.8   Determination of Monthly Interest...........................27
SECTION 4.9   Determination of Monthly Principal..........................29
SECTION 4.10  Coverage of Required Amount.................................30
SECTION 4.11  Monthly Payments............................................31
SECTION 4.12  Investor Charge-Offs........................................37
SECTION 4.13  Excess Spread...............................................38
SECTION 4.14  Reallocated Principal Collections...........................40
SECTION 4.15  Shared Principal Collections................................41
SECTION 4.16  Principal Account and Principal Funding
                         Account..........................................42
SECTION 4.17  Reserve Account.............................................43
SECTION 4.18  Interest Funding Account....................................45
SECTION 4.19  Determination of LIBOR......................................46
SECTION 4.20  Transferor's or Servicer's Failure to  Make
                         a Deposit or Payment.............................47

SECTION 8.  Article V of the Agreement....................................47

   ARTICLE V DISTRIBUTIONS AND REPORTS TO INVESTOR HOLDERS................47

SECTION 5.1  Distributions................................................47
SECTION 5.2  Monthly Series 1996-1 Holders' Statement.....................49
SECTION 9.  Series 1996-1 Pay Out Events..................................49

SECTION 10.  Series 1996-1 Termination....................................52
SECTION 12.  RESERVED.   .................................................52
SECTION 13.  RESERVED.   .................................................52
SECTION 14.  Counterparts.................................................52
SECTION 15.  Governing Law................................................52
SECTION 16.  Additional Notices...........................................52
SECTION 17.  Additional Representations and Warranties  of
                         Servicer.........................................53
SECTION 17.  No Petition .................................................53
SECTION 18.  Amendments  .................................................53

                                    EXHIBITS

EXHIBIT A-1                     Form of Class A Certificate
EXHIBIT A-2                     Form of Class B Certificate
EXHIBIT B                       Form of Monthly Payment Instructions and
                                  Notification to Trustee
EXHIBIT C                       Form of Monthly Series 1996-1 Holders'
                                  Statement

SCHEDULE 1

Schedule to Exhibit B of the Pooling and Servicing Agreement with respect to the Investor Certificates

          SERIES 1996-1 SUPPLEMENT, dated as of December 1, 1996 (this "Series Supplement"), by and among MELLON BANK, N.A., a national banking association, as Transferor, AFCO CREDIT CORPORATION, a New York corporation, as Servicer, AFCO ACCEPTANCE CORPORATION, a California corporation, as Servicer, PREMIUM FINANCING SPECIALISTS, INC., a Missouri corporation, as Back-up Servicer, PREMIUM FINANCING SPECIALISTS OF CALIFORNIA, INC., a California corporation, as Back-up Servicer, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 1996 by and among each Servicer, each Back-up Servicer, the Transferor and Trustee (the "Agreement").

          Section 6.9 of the Agreement provides, among other things, that Transferor and Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by Trustee to Transferor for the execution and redelivery to Trustee for authentication of one or more Series of Certificates.

          Pursuant to this Series Supplement, Transferor and the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

          SECTION 1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued in two classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1996-1 Certificates." The two classes shall be designated the Class A Floating Rate Asset Backed Certificates, Series 1996-1 (the "Class A Certificates") and the Class B Floating Rate Asset Backed Certificates, Series 1996-1 (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2, respectively. In addition, there is hereby created a third Class which constitutes an uncertificated interest in the Trust, shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and shall be known as the Collateral Interest, Series 1996-1 and have the rights assigned to the Collateral Interest in this Series Supplement.

          (b) Series 1996-1 shall be included in Group One (as defined below). Series 1996-1 shall not be subordinated to any other Series.

          (c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement (as defined below). Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation ad surrender of Registered Certificates shall not be applicable to the Collateral Interest.

          SECTION 2. Definitions. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. References to any Article, Section or subsection are references to Articles, Sections or subsections of the Agreement, except as otherwise expressly provided. All capitalized terms not otherwise defined herein are defined in the Agreement, and the interpretive provisions set out in Section 1.2 of the Agreement apply to this Series Supplement. Each capitalized term defined herein relates only to the Investor Certificates and no other Series of Certificates issued by the Trust.

          "Accumulation Period" means, solely for the purposes of the definition of Group One Monthly Principal Payment as such term is defined in each Supplement relating to Group One, the Controlled Accumulation Period.

          "Accumulation Shortfall" initially means zero and thereafter means, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsection 4.11(e)(i) with respect to the Class A Certificates for the previous Monthly Period.

          "Adjusted Investor Interest" means, on any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest and (b) the Class B Investor Interest and (c) the Collateral Interest.

          "Aggregate Investor Default Amount" means, as to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

          "Available Investor Principal Collections" means, as to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.14 are required to fund the Class A Required Amount and the Class B Required Amount (other than any portions thereof that are applied pursuant to (x) subsection 4.11(a)(iii) and
(y) subsection 4.13(c) (to the extent such portions pursuant to subsection 4.13(c) are available to pay the Class B Investor Default Amount), which shall, without duplication, be included as Available Investor Principal Collections), plus (c) the amount of Shared Principal Collections with respect to Group One that are allocated to Series 1996-1 in accordance with subsection 4.15(b).

          "Available Reserve Account Amount" means, as to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.17(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.13(i) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

          "Base Rate" means, as to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest, each for the related Distribution Date, and the Investor Servicing Fee with respect to such Monthly Period and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

          "Class A Additional Interest" is defined in Section 4.8(a).

          "Class A Adjusted Investor Interest" means, on any date of determination, an amount equal to the Class A Investor Interest minus the Principal Funding Account Balance on such date of determination.

          "Class A Available Funds" means, as to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of Finance Charge Collections allocated to the Investor Certificates for such Monthly Period, (b) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding Investment Proceeds arising pursuant to subsection 4.16(b), if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b) and 4.17(d) (or which will be required to be deposited in the Finance Charge Account pursuant to such subsections on the related Transfer Date (before giving effect to any permitted netting)).

          "Class A Carry-Over Amount" is defined in subsection 4.8(d).

          "Class A Certificate Rate" means, with respect to each Interest Period, a per annum rate equal to 0.11% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

          "Class A Certificates" is defined in subsection 1(a) of this Series Supplement.

          "Class A Deficiency Amount" is defined in subsection 4.8(a).

          "Class A Fixed Allocation" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

          "Class A Floating Allocation" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Class A Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

          "Class A Holder" means the Person in whose name a Class A Certificate is registered in the Certificate Register.

          "Class A Initial Investor Interest" means the aggregate initial principal amount of the Class A Certificates, which is $440,000,000.

          "Class A Interest Funding Account" is defined in subsection 4.18(a).

          "Class A Investor Allocation" means, for any Monthly Period, (a) with respect to Default Amounts, Finance Charge Collections and Principal Collections during the Revolving Period, the Class A Floating Allocation, and (b) with respect to Principal Collections during the Controlled Accumulation Period, Principal Payment Period or Rapid Amortization Period, the Class A Fixed Allocation.

          "Class A Investor Default Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for the related Monthly Period.

          "Class A Investor Interest" means, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Holders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.12(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.13(b) prior to such date of determination; provided that the Class A Investor Interest may not be reduced below zero.

          "Class A Monthly Interest" is defined in subsection 4.8(a).

          "Class A Monthly Principal" is defined in subsection 4.9(a).

          "Class A Optimal Interest" is defined in subsection 4.8(a).

          "Class A Required Amount" is defined in subsection 4.10(a).

          "Class A Scheduled Payment Date" means the December 2001 Distribution Date.

          "Class A Servicing Fee" is defined in subsection 3(a) of this Series Supplement.

          "Class A Shortfall Amount" means, as of any Distribution Date, an amount, if positive, equal to (x) Class A Optimal Interest for the related Monthly Interest Period less, if the Originators are not the Servicer, the Class A Servicing Fee for the related Monthly Period MINUS (y) Class A Available Funds for the related Monthly Period.

          "Class B Additional Interest" is defined in subsection 4.8(b).

          "Class B Available Funds" means, as to any Monthly Period, an amount equal to the Class B Floating Allocation of Finance Charge Collections allocated to the Investor Certificates for such Monthly Period.

          "Class B Carry-Over Amount" is defined in subsection 4.8(d).

          "Class B Certificate Rate" means, with respect to any Interest Period, a per annum rate equal to 0.32% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

          "Class B Certificates" is defined in subsection 1(a) of this Series Supplement.

          "Class B Deficiency Amount" is defined in subsection 4.8(b).

          "Class B Fixed Allocation" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

          "Class B Floating Allocation" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Class B Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

          "Class B Holder" means the Person in whose name a Class B Certificate is registered in the Certificate Register.

          "Class B Initial Investor Interest" means the aggregate initial principal amount of the Class B Certificates, which is $25,000,000.

          "Class B Interest Funding Account" is defined in subsection 4.18(a).

          "Class B Investor Allocation" means, for any Monthly Period, (a) with respect to Default Amounts and Finance Charge Collections at any time and Principal Collections during the Revolving Period, the Class B Floating Allocation, and (b) with respect to Principal Collections during the Controlled Accumulation Period, the Principal Payment Period or Rapid Amortization Period, the Class B Fixed Allocation.

          "Class B Investor Charge-Off" is defined in subsection 4.12(b).

          "Class B Investor Default Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b)the Class B Floating Allocation applicable for the related Monthly Period.

          "Class B Investor Interest" means, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Holders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.12(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.14(a) on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.12(a) and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.13(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
(d) and (e); provided that the Class B Investor Interest may not be reduced below zero.

          "Class B Monthly Interest" is defined in subsection 4.8(b).

          "Class B Monthly Principal" is defined in subsection 4.9(b).

          "Class B Optimal Interest" is defined in subsection 4.8(b).

          "Class B Required Amount" is defined in subsection 4.10(b).

          "Class B Scheduled Payment Date" means the January 2002 Distribution Date.

          "Class B Servicing Fee" is defined in subsection 3(a).

          "Class B Shortfall Amount" means, as of any Distribution Date, an amount, if positive, equal to (x) Class B Optimal Interest for the related Monthly Interest Period less, if the Originators are not the Servicer, the Class B Servicing Fee for the related Monthly Period MINUS (y) Class B Available Funds for the related Monthly Period.

          "Closing Date" means December 19, 1996.

          "Collateral Allocation" means, for any Monthly Period, (a) with respect to Default Amounts and Finance Charge Collections at any time and Principal Collections during the Revolving Period, the Collateral Floating Allocation, and (b) with respect to Principal Collections during the Controlled Accumulation Period, Principal Payment Period or Rapid Amortization Period, the Collateral Fixed Allocation.

          "Collateral Available Funds" means, as to any Monthly Period, a amount equal to the Collateral Floating Allocation of Finance Charge Collections allocated to the Investor Certificates.

          "Collateral Charge-Off" is defined in subsection 4.12(c).

          "Collateral Default Amount" means, as to any Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Allocation applicable for the related Monthly Period.

          "Collateral Fixed Allocation" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

          "Collateral Floating Allocation" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Collateral Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Interest and the denominator of which is the Initial Investor Interest.

          "Collateral Initial Interest" means $35,000,000.

          "Collateral Interest" means, on any date of determination, a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement. On any date, for purposes of all calculations in the Agreement and this Series Supplement, the amount of the Collateral Interest shall be an amount equal to (a) the Collateral Initial Interest, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates pursuant to subsection 4.12(c), minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsections 4.14(a) and
(b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the Collateral Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.12(a) and (b), and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.13(h), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided that the Collateral Interest may not be reduced below zero.

          "Collateral Interest Holder" means the entity so designated in the Loan Agreement.

          "Collateral Interest Servicing Fee" is defined in subsection 3(a) of this Series Supplement.

          "Collateral Monthly Interest" is defined in subsection 4.8(c).

          "Collateral Monthly Principal" is defined in subsection 4.9(c).

          "Collateral Rate" means, for any Interest Period, the rate specified in the Loan Agreement.

          "Controlled Accumulation Amount" means for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, $48,888,888.89; provided that if the Controlled Accumulation Period Length is modified pursuant to subsection 4.11(i), (i) the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period shall mean the amount determined in accordance with Section 4.11(i) on the date on which the Controlled Accumulation Period has most recently been modified and (ii) the sum of the Controlled Accumulation Amounts for all Transfer Dates with respect to the modified Controlled Accumulation Period shall not be less than the Class A Investor Interest.

          "Controlled Accumulation Date" means February 28, 2001.

          "Controlled Accumulation Period" means, unless a Pay Out Event shall have occurred or a Principal Payment Period shall have commenced prior thereto, the period commencing at the close of business on the Controlled Accumulation Date or such later date as is determined in accordance with subsection 4.11(i) and ending on the first to occur of (a) the commencement of the Principal Payment Period or Rapid Amortization Period and (b) the Series 1996-1 Termination Date.

          "Controlled Accumulation Period Length" is defined in subsection 4.11(i).

          "Controlled Deposit Amount" means, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

          "Covered Amount" means an amount determined as of each Transfer Date with respect to any Interest Period as the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Certificate Rate for such Monthly Period, and (b)the Principal Funding Account Balance as of the Record Date preceding such Transfer Date.

          "Credit Enhancement" means (a) with respect to the Class A Certificates, the subordination of the Class B Certificates and the Collateral Interest, and (b) with respect to the Class B Certificates, the subordination of the Collateral Interest.

          "Credit Enhancement Provider" means the Collateral Interest Holder.

          "Cumulative Series Principal Shortfall" means the sum of the Series Principal Shortfalls (as such term is defined in each of the related Supplements) for each Series in Group One.

          "Daily Principal Shortfall" means, on any date of determination, the excess of the Group One Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Principal Collections for such Monthly Period allocable to investor certificates of all outstanding Series in Group One, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

          "Deficiency Amount" means, at any date of determination, the sum of the Class A Deficiency Amount and the Class B Deficiency Amount.

          "Distribution Date" means January 15, 1997 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

          "Excess Principal Funding Investment Proceeds" means, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceed the Covered Amount determined on such Transfer Date.

          "Excess Spread" means, with respect to any Transfer Date, the sum of
(a) the sum of the amounts, if any, with respect to such Transfer Date specified pursuant to subsections 4.11(a)(iv), 4.11(b)(iii) and 4.11(c)(ii), plus (b) the Excess Finance Charge Collections, if any, allocated to the Investor Interest pursuant to Section 4.5 for that Transfer Date.

          "Fixed Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Beginning of Month Principal Receivables for such Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided that with respect to any Monthly Period in which a Reset Date occurs, the denominator determined pursuant to clause (a) shall be (i) the aggregate amount of Beginning of Month Principal Receivables for such Monthly Period for the period from and including the first day of such Monthly Period to but excluding the Reset Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the Reset Date (after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the Reset Date, if applicable), for the period from and including the Reset Date to and including the last day of such Monthly Period.

          "Floating Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the aggregate amount of Beginning of Month Principal Receivables, and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is deemed in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided that with respect to any Monthly Period in which a Reset Date occurs, the denominator determined pursuant to clause (a) shall be (i) the aggregate amount of Beginning of Month Principal Receivables for the period from and including the first day of the prior Monthly Period to but excluding the Reset Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the Reset Date (after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the Reset Date, if applicable), for the period from and including the Reset Date to and including the last day of such Monthly Period.

          "Group One" means Series 1996-1 and each other Series specified in the related Supplement to be included in Group One.

          "Group One Monthly Principal Payment" means, with respect to any Monthly Period, for all Series in Group One (including Series 1996-1) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, other than its Rapid Accumulation Period, as applicable (as such terms are defined in the related Supplements for all Series in Group One), (c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in Group One in its Principal Payment Period, Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (d) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in Group One in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One), (e) the excess of the Collateral Interest as of the Transfer Date occurring in such Monthly Period over the Required Collateral Interest for the related Transfer Date, assuming no Accumulation Shortfall and
(f) such other amounts as may be specified in the related Supplements for all Series in Group One.

          "Initial Investor Interest" means $500,000,000.

          "Initial Principal Payment Date" means initially the December 1998 Distribution Date, but will successively be extended to the next Distribution Date after the then-current Initial Principal Payment Date unless the Transferor elects, pursuant to Section 11, not to cause such extension to occur; provided, however, that the Initial Principal Payment Date may not be later than the Class A Scheduled Payment Date.

          "Interest Funding Account" shall have the meaning set forth in subsection 4.18(a).

          "Interest Payment Date" shall mean the 15th day of December, March, June and September (or, if any such day is not a Business Day, the next succeeding Business Day), and the Class B Scheduled Payment Date, commencing on the March 17, 1997 Distribution Date.

          "Interest Period" means, (a) with respect to the Class A Certificates and Class B Certificates and any Payment Date, the period from and including the previous Payment Date through the day preceding such Payment Date, except the initial Interest Period will be the period from and including the Closing Date through the day preceding the initial Payment Date; and (b) with respect to the Collateral Interest and any Transfer Date, the Monthly Interest Period ending on the related Distribution Date.

          "Investor Certificates" means the Class A Certificates, the Class B Certificates and the Collateral Interest.

          "Investor Default Amount" means, with respect to any Receivables in Defaulted Accounts, an amount equal to the product of (a) the Receivables in Defaulted Accounts and (b) the Floating Investor Percentage on the day such Receivable became a Receivable in a Defaulted Account.

          "Investor Holder" means (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Interest, the Collateral Interest Holder.

          "Investor Interest" means, on any date of determination, a amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest, each as of such date.

          "Investor Percentage" means, for any Monthly Period, (a) with respect to Finance Charge Receivables, Finance Charge Collections and Default Amounts at any time and Principal Receivables and Principal Collections during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables and Principal Collections during the Controlled Accumulation Period, the Principal Payment Period or the Rapid Amortization Period, the Fixed Investor Percentage.

          "Investor Principal Collections" means, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited or required to be deposited (before giving effect to any permitted netting) into the Principal Account for such Monthly Period pursuant to subsections 4.7(a)(ii), (iii) and
(iv), 4.7(b)(ii), (iii) and (iv), or 4.7(c)(ii), in each case, as applicable to such Monthly Period, (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.11 (a)(iii), and 4.13(a), (b),
(c), (d), (g) and (h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), and (c) the aggregate amount of Unallocated Principal Collections deposited or required to be deposited on the related Transfer Date (before giving effect to any permitted netting) into the Principal Account pursuant to subsection 4.7(d).

          "Investor Servicing Fee" is defined in subsection 3(a) of this Series Supplement.

          "LIBOR" means, for any Interest Period, an interest rate per annum determined by Trustee for each Interest Period in accordance with the provisions of Section 4.19.

          "LIBOR Determination Date" means December 17, 1996 for the initial Interest Period and the second London Business Day prior to the commencement of each subsequent Interest Period.

          "Loan Agreement" means the agreement to which the Transferor, each Servicer, the Trustee, and the Collateral Interest Holder are parties, dated as of December 1, 1996, as amended or modified from time to time.

          "London Business Day" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          "Minimum Aggregate Principal Receivables" means, as of any date of determination, an amount equal to the sum of the numerators used to calculate the Investor Percentage with respect to the allocation of Principal Collections for each Series outstanding on such date.

          "Minimum Transferor Interest" means as of any date of determination, an amount equal to 5% of (a) the amount of Principal Receivables as of such date of determination plus (b) the amount on deposit in the Excess Funding Account on the date of determination; provided that Transferor may increase or reduce the percentage used to determine the Minimum Transferor Interest (but not below 2%) upon (a) 30 day's prior notice to Trustee, each Rating Agency and any Credit Enhancement Provider, (b) satisfaction of the Rating Agency Condition, and (c) delivery to Trustee and each such Credit Enhancement Provider of an Officer's Certificate stating that Transferor reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event to occur with respect to any Series.

          "Monthly Interest Period" is defined in subsection 4.8(a).

          "Monthly Payment Rate" means, in respect of any Monthly Period, a fraction (expressed as a percentage), the numerator of which shall equal the aggregate Collections received by the Servicer during such Monthly Period and the denominator of which shall equal the aggregate amount of Principal Receivables as of the first day of such Monthly Period.

          "Monthly Period" is defined in the Agreement, except that the first Monthly Period with respect to the Investor Certificates begins on and includes the Cut Off Date and ends on and includes December 31, 1996.

          "Payment Date" shall mean any Interest Payment Date and any Special Payment Date.

          "Pay Out Commencement Date" means the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1996-1 Pay Out Event is deemed to occur pursuant to Section 9 of this Series Supplement.

          "Portfolio Adjusted Yield" means, with respect to any Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting 0.50% from the result for each Monthly Period.

          "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the Finance Charge Collections deposited or required to be deposited (before giving effect to any permitted netting) into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period and (b) the Principal Funding Investment Proceeds deposited or required to be deposited into the Finance Charge Account on the Transfer Date (before giving effect to any permitted netting) related to such Monthly Period, and (c) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 4.17, each deposited or required to be deposited into the Finance Charge Account on the Transfer Date (before giving effect to any permitted netting) relating to such Monthly Period, after subtracting the Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

          "Principal Account" is defined in subsection 4.16(a).

          "Principal Funding Account" is defined in subsection 4.16(a).

          "Principal Funding Account Balance" means, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal Funding Investment Proceeds" means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses ad losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "Principal Funding Investment Shortfall" means, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

          "Principal Payment Event" if applicable, shall mean the delivery by the Servicer of a notice to the Trustee of its election not to extend the Initial Principal Payment Date in accordance with Section 11.

          "Principal Payment Period" means the period beginning on the first day of the Monthly Period second preceding the Initial Principal Payment Date following the Transferor's election not to extend such Initial Principal Payment Date and ending on the earliest to occur of (i) the Rapid Amortization Period,
(ii) the payment in full of the Invested Amount and (iii) the Series 1996-1 Termination Date. The first Transfer Date of the Principal Payment Period shall be the Transfer Date related to such Initial Principal Payment Date.

          "Rapid Amortization Period" means the period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 1996-1 Termination Date and (b) the termination of the Trust pursuant to Section 12.1.

          "Rating Agency" means Moody's and Standard & Poor's.

          "Rating Agency Condition" means the notification in writing by each Rating Agency to Transferor, Servicer and Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the Class A Certificates or the Class B Certificates.

          "Reallocated Class B Principal Collections" means, with respect to any Transfer Date, Principal Collections applied in accordance with subsection 4.14(a) in an amount not to exceed the product of (a) the Class B Investor Allocation for the Monthly Period relating to such Transfer Date and (b) the Investor Percentage for the Monthly Period relating to such Transfer Date and
(c) the amount of Principal Collections for the Monthly Period relating to such Transfer Date; provided that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

          "Reallocated Collateral Principal Collections" means, with respect to any Transfer Date, Principal Collections applied in accordance with subsections 4.14(a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation for the Monthly Period relating to such Transfer Date and (b) the Investor Percentage for the Monthly Period relating to such Transfer Date and
(c) the amount of Principal Collections for the Monthly Period relating to such Transfer Date; provided that such amount shall not exceed the Collateral Interest after giving effect to any Collateral Charge-Offs for such Transfer Date.

          "Reallocated Principal Collections" means the sum of (a) Reallocated Class B Principal Collections and (b) Reallocated Collateral Principal Collections.

          "Reference Banks" means four major banks in the London interbank market selected by Servicer (or Transferor, if Back-up Servicer is Servicer).

          "Required Collateral Interest" means (a) initially, $35,000,000 and
(b) on any Transfer Date thereafter, 7% of the Class A Adjusted Investor Interest and the Class B Investor Interest on such Transfer Date (after taking into account deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date) and the Collateral Interest on the prior Transfer Date, after any adjustments to be made on such date, but not less than $15,000,000; provided that (x) if either (i) there is a reduction in the Collateral Interest pursuant to clause (c), (d) or (e) of the definition of such term or (ii) a Pay Out Event with respect to the Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall (subject to clauses (y) and (z)) equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event, (y) in no event shall the required Collateral Interest exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related Distribution Date and (z) the Required Collateral Interest may be reduced at Transferor's option at any time to a lesser amount if Transferor, Servicer, the Collateral Interest Holder and Trustee have been provided evidence that the Rating Agency Condition has been satisfied.

          "Required Reserve Account Amount" means, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by Transferor; provided that if such designation is of a lesser amount, Transferor shall (i) provide Servicer, the Collateral Interest Holder and Trustee with evidence that the Rating Agency Condition has been satisfied and (ii) deliver to Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1996-1.

          "Reserve Account" is defined in subsection 4.17(a).

          "Reserve Account Funding Date" means the Transfer Date which occurs not later than the earliest of: (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 1.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 1.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be Required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period.

          "Reserve Account Surplus" means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" is defined in subsection 4.17(c).

          "Reset Date" means each of (a) a Removal Date on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust and (b) a date on which there is an increase or decrease in the Investor Interest under any Variable Interest issued by the Trust.

          "Revolving Period" means the period from and including the Closing Date to, but not including, the earliest of (a) the day the Controlled Accumulation Period commences, (b) the day the Principal Payment Period commences and (c) the Pay Out Commencement Date.

          "Series 1996-1" means the Series of the Mellon Bank Premium Finance Loan Master Trust represented by the Investor Certificates.

          "Series 1996-1 Certificates" means the Class A Certificates and the Class B Certificates.

          "Series 1996-1 Holders" means the holder of record of a Series 1996-1 Certificate.

          "Series 1996-1 Pay Out Event" is defined in Section 9 of this Series Supplement.

          "Series 1996-1 Termination Date" means the earliest to occur of (a) the Distribution Date on which the Investor Interest is paid in full, (b) the January 2003 Distribution Date and (c) the Trust Termination Date.

          "Series Finance Charge Shortfall" means, with respect to any Transfer Date, an amount equal to the excess, if any, of (a) the sum of the amounts specified in clauses (a) through (l) of Section 4.13 for that Transfer Date over
(b) the sum of the amounts, if any, with respect to such Transfer Date specified pursuant to subsections 4.11(a)(iv), 4.11(b)(iii) and 4.11 (c)(ii).

          "Series Principal Shortfall" means, with respect to any Transfer Date, the excess, if any, of (a)(i) with respect to any Transfer Date relating to the Controlled Accumulation Period or Principal Payment Period, the sum of (A) the Controlled Deposit Amount (assuming the Principal Payment Period has not commenced) for such Transfer Date, (B) on the Transfer Date after the Transfer Date on which the Class A Adjusted Investor Interest is reduced to zero, the Class B Invested Amount and (C) the excess, if any, of the Collateral Interest for such Transfer Date over the Required Collateral Interest for such Transfer Date, (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Adjusted Investor Interest, (iii) with respect to any Transfer Date relating to the Revolving Period, the amount specified in clause (a)(i)(C) above and (iv) with respect to any Transfer Date relating to any Principal Payment Period, the amount, if any, that would have been the Controlled Accumulation Amount for such Distribution Date had the related Principal Payment Event not occurred, over (b) the Investor Principal Collections minus the Reallocated Principal Collections (other than any portions thereof that are applied pursuant to (x) subsection 4.11(a)(iii) and (y) subsection 4.13(c) (to the extent such portions pursuant to subsection 4.13(c) are available to pay the Class B Investor Default Amount)) for such Transfer Date.

          "Series Servicing Fee Percentage" means 0.50%.

          "Shared Principal Collections" means, as the context requires, either
(a) the amount allocated to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Series in Group One or (b) the amounts allocated to the investor certificates of other Series in Group One which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificates.

          "Shortfall Amount" is defined in subsection 4.8(d).

          "Special Payment Date" shall mean each Distribution Date with respect to the Principal Payment Period and Rapid Amortization Period.

          "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Unallocated Principal Collections" is defined in subsection 4.7(d).

          SECTION 3. Servicing Compensation. The share of the Servicing Fee allocable to Series 1996-1 with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided that with respect to the first Transfer Date, the Investor Servicing Fee shall equal $83,333.33. The share of the Investor Servicing Fee allocable to the Class A Investor Interest with respect to any Transfer Date (the "Class A Servicing Fee") shall equal one-twelfth of the product of (i) the Class A Floating Allocation, (ii) Series Servicing Fee Percentage and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided that with respect to the first Transfer Date, the Class A Servicing Fee shall equal $73,333.33. The share of the Investor Servicing Fee allocable to the Class B Investor Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall equal one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Series Servicing Fee Percentage Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided that with respect to the first Transfer Date, the Class B Servicing Fee shall equal $4,166.67. The share of the Investor Servicing Fee allocable to the Collateral Interest with respect to any Transfer Date (the "Collateral Interest Servicing Fee") shall equal one-twelfth of the product of
(i) the Collateral Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided that with respect to the first Transfer Date, the Collateral Interest Servicing Fee shall equal $5,833.33. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to Transferor or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, Trustee or the Investor Holders be liable therefor. The Class A Servicing Fee shall be payable to Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.11(a)(ii) and 4.13(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.11(b)(ii) and 4.13(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.13(f) or if applicable subsection 4.11(c)(i).

          SECTION 4. Reassignment and Transfer Terms. The Investor Certificates shall be subject to retransfer to Transferor at its option, in accordance with subsection 12.2(a), on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Investor Interest and
(b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

          SECTION 5. Delivery and Payment for the Investor Certificates. Transferor shall execute and deliver the Series 1996-1 Certificates to Trustee for authentication in accordance with Section 6.1. The Trustee shall deliver such Certificates when authenticated in accordance with Section 6.2.

          SECTION 6. Depository; Form of Delivery of Investor Certificates. (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10.

          (b) The Depository for Series 1996-1 shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

          SECTION 7. Article IV of Agreement. Sections 4.1 through 4.5 shall read in their entirety as provided in the Agreement. Article IV (except for Sections 4.1 through 4.5 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor Certificates:

                                   ARTICLE IV

         RIGHTS OF HOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

          SECTION 4.6 Rights of Holders and the Collateral Interest Holder. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the applicable Investor Percentage of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account and the Distribution Account. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates to the extent described herein. The Class B Certificates shall be subordinate to the Class A Certificates to the extent described herein. Transferor shall not have any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

          SECTION 4.7 Allocations. (a) Allocations During the Revolving Period. During the Revolving Period, Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Holders or Transferor and pay or deposit from the Collection Account the following amounts as set forth below (subject to Section 4.3):

               (i) Allocate to the Investor Holders and deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the Finance Charge Collections on such Date of Processing to be applied in accordance with Section 4.11.

               (ii) Allocate to the Investor Holders and deposit into the
                    Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Principal Collections on such Date of Processing to be applied first in accordance with Section 4.14 and then in accordance with subsection 4.11(d).

               (iii) Allocate to the Investor Holders and deposit into the
                    Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Principal Collections on such Date of Processing to be applied first in accordance with Section 4.14 and then in accordance with subsection 4.11(d).

               (iv) (A) Allocate to the Investor Holders and deposit into the
                    Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Principal Collections Receivables on such Date of Processing; provided that the amount deposited into the Principal Account pursuant to this subsection 4.7(a)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to Transferor an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided that the amount to be paid to Transferor pursuant to this subsection 4.7(a)(iv)(B) with respect to any Date of Processing shall be paid to Transferor only to the extent that the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.7(d).

          (b) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Holders or Transferor and pay or deposit from the Collection Account the following amounts as set forth below (subject to Section 4.3):

               (i) Allocate to the Investor Holders and deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.11.

               (ii) Allocate to the Investor Holders and deposit into the
                    Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Principal Collections on such Date of Processing to be applied first in accordance with Section 4.14 and then in accordance with subsection 4.11(e).

               (iii) Allocate to the Investor Holders and deposit into the
                    Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Principal Collections on such Date of Processing to be applied first in accordance with Section 4.14 and then in accordance with subsection 4.11(e).

               (iv) (A) Allocate to the Investor Holders and deposit into the
                    Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Principal Collections on such Date of Processing; provided that the amount deposited into the Principal Account pursuant to this subsection 4.7(b)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to Transferor an amount equal to the excess identified in the proviso to clause (A) above, if any; provided that the amount to be paid to Transferor pursuant to this subsection 4.7(b)(iv)(B) with respect to any Date of Processing shall be paid to Transferor only to the extent that the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.7(d).

          (c) Allocations During the Principal Payment Period and the Rapid Amortization Period. During the Principal Payment Period and the Rapid Amortization Period, Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Holders and pay or deposit from the Collection Account the following amounts as set forth below (subject to Section 4.3):

               (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.11.

               (ii) (A) Deposit into the Principal Account an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Principal Collections on such Date of Processing; provided that the aggregate amount deposited into the Principal Account pursuant to this subsection 4.7(c)(ii)(A) shall not exceed the sum of the Investor Interest as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor Interest to be made on the Transfer Date relating to such Monthly Period) and any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made and (B) pay to Transferor an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided that the amount to be paid to Transferor pursuant to this subsection 4.7(c)(ii)(B) with respect to any Date of Processing shall be paid to Transferor only to the extent that the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.7(d).

          (d) Excess Funding Account. Any Principal Collections or Finance Charge Collections not allocated and paid to Transferor because of the limitations contained in subsections 4.7(a)(iv)(B), 4.7(b)(iv)(B) and 4.7(c)(ii)(B) and any amounts allocable to the Investor Certificates deposited in the Principal Account pursuant to subsection 2.4(d)(iii) ("Unallocated Principal Collections") shall be held in the Excess Funding Account and, prior to the commencement of the Controlled Accumulation Period, the Principal Payment Period or the Rapid Amortization Period shall be paid to Transferor when, and only to the extent that, the Transferor Interest is greater than zero. For each Transfer Date with respect to the Controlled Accumulation Period, the Principal Payment Period or the Rapid Amortization Period, any such Unallocated Principal Collections held in the Excess Funding Account on such Transfer Date shall be included in the Investor Principal Collections which to the extent available shall be distributed as Available Investor Principal Collections to be applied pursuant to Section 4.11 on such Transfer Date.

          With respect to the Investor Certificates, and notwithstanding anything in the Agreement or this Series Supplement to the contrary, if at any time Servicer is required to make daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.7(a), 4.7(b) and 4.7(c) with respect to any Monthly Period:

               (i) on or after the related Determination Date, Servicer may withdraw from the Finance Charge Account and the Principal Account any portion of the principal balance held in each such account in excess of the aggregate amount that will be required to be distributed to Investor Holders or (if Transferor is not Servicer) Servicer, distributed in accordance with the Loan Agreement or deposited in the Principal Funding Account from that account (directly or after deposit into the Distribution Account) on the related Distribution Date and transfer such funds to Transferor (except that any such excess amount held in the Principal Account, and any portion of such excess amount held in the Finance Charge Account that would have been treated as a portion of Investor Principal Collections on the related Transfer Date, shall be transferred to Transferor only to the extent that the Transferor Interest on the date of transfer is greater than zero (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such date and the application of payments referred to in subsection 4.3(b) and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.7(d)); and

               (ii) on any date, Servicer may withdraw from the Collection
                    Account, the Finance Charge Account or the Principal Account any amounts inadvertently deposited in the such account that should not have been so deposited.

          SECTION 4.8 Determination of Monthly Interest. (a) The amount of monthly interest distributable from the Finance Charge Account with respect to the Class A Certificates on any Transfer Date (the "Class A Monthly Interest") shall equal the lesser of (x) Class A Available Funds for such Monthly Period less, if the Originators are not the Servicer, the Class A Servicing Fee for such Monthly Period and (y) the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period (the "Monthly Interest Period") from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) the related Distribution Date and the denominator of which is 360, times (B) the Class A Certificate Rate, times (ii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date (interest computed pursuant to clause (y), the "Class A Optimal Interest"); provided that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A)(1) a fraction, the numerator of which is the actual number of days in the related Monthly Interest Period and the denominator of which is 360, times (2) the sum of the Class A Certificate Rate in effect with respect to the related Monthly Period, plus 2% per annum, and (B) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Holders) (the "Class A Additional Interest") shall also be distributable from the Finance Charge Account with respect to the Class A Certificates on any Transfer Date, and on such Transfer Date Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class A Deficiency Amount" for any Transfer Date shall equal the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.8(a) for the prior Monthly Interest Period over the amount actually deposited or available to be deposited into the Class A Interest Funding Account for payment to the Class A Holders on the applicable Payment Date.

          (b) The amount of monthly interest distributable from the Finance Charge Account with respect to the Class B Certificates on any Transfer Date (the "Class B Monthly Interest") shall equal the lesser of (x) Class B Available Funds for such Monthly Period less, if the Originators are not the Servicer, the Class B Servicing Fee for such Monthly Period and (y) the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) the related Distribution Date and the denominator of which is 360, times (B) the Class B Certificate Rate, times (ii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (interest computed pursuant to clause (y), the "Class B Optimal Interest"); provided that in addition to Class B Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in the related Monthly Interest Period and the denominator of which is 360 times (2) the sum of the Class B Certificate Rate in effect with respect to the related Monthly Period, plus 2% per annum, and (B) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Holders) (the "Class B Additional Interest") shall also be distributable from the Finance Charge Account with respect to the Class B Certificates on any Transfer Date, and on such Transfer Date Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class B Deficiency Amount" for any Transfer Date shall equal the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.8(b) as of the prior Monthly Interest Period over the amount actually deposited or available to be deposited into the Class B Interest Funding Account for payment to the Class B Holders on the applicable Payment Date.

          (c) The amount of monthly interest distributable from the Finance Charge Account with respect to the Collateral Interest on any Transfer Date shall equal the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) the related Distribution Date and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related Interest Period, times (ii) the Collateral Interest determined as of the Record Date preceding such Transfer Date (the "Collateral Monthly Interest"); provided that for the purposes of determining Collateral Monthly Interest only, the Collateral Rate shall not exceed a per annum rate of 1% in excess of LIBOR as determined on the related LIBOR Determination Date.

          (d) In the event a Class A Shortfall Amount or Class B Shortfall Amount is not paid on any Distribution Date pursuant to Section 4.13(k) or (l), as the case may be, interest shall accrue on such Shortfall Amount at the applicable Class A or Class B LIBOR Rate plus 2% (such Shortfall Amount plus interest thereon, compounded monthly, a "Class A Carry-Over Amount" or "Class B Carry-Over Amount", respectively) and shall be payable on the next succeeding Distribution Date.

          SECTION 4.9 Determination of Monthly Principal. (a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Principal Payment Period or the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period prior to the Class A Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Investor Interest on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such day.

          (b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal") for the Controlled Accumulation Period, beginning with the Transfer Date after the one on which the Class A Adjusted Investor Interest is reduced to zero (and for the Principal Payment Period or the Rapid Amortization Period beginning with the Transfer Date on which the Class A Investor Interest is reduced to zero, after giving effect to payments to be made on the related Distribution Date), shall be an amount equal to the lesser of (i) the excess, if any, of (A) the Available Investor Principal Collections on such Transfer Date over (B) any Class A Monthly Principal on such Transfer Date and
(ii) the Class B Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14) on such Transfer Date.

          (c) The amount of monthly principal (the "Collateral Monthly Principal") distributable from the Principal Account with respect to the Collateral Interest on each Transfer Date shall be (i) with respect to the Revolving Period following any reduction of the Required Collateral Interest pursuant to clause (z) of the proviso in the definition thereof an amount equal to the lesser of (A) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14) over the Required Collateral Interest on such Transfer Date, and (B) the Available Investor Principal Collections on such Transfer Date or (ii) with respect to the Controlled Accumulation Period, the Principal Payment Period or the Rapid Amortization Period an amount equal to the lesser of
(A) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14) over the Required Collateral Interest on such Transfer Date, and (B) the excess, if any, of (1) the Available Investor Principal Collections on such Transfer Date over (2) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

          SECTION 4.10 Coverage of Required Amount. (a) On or before each Transfer Date, Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for such Transfer Date, exceeds the Class A Available Funds deposited or available to be deposited for the related Monthly Period.

          (b) On or before each Transfer Date, Servicer shall also determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds deposited or available to be deposited for the related Monthly Period plus (ii) the Class B Investor Default Amount, if any, for the prior Monthly Period.

          (c) If the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, Servicer shall give written notice to Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Transfer Date. In addition:

           (i) If the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Account on such Transfer Date pursuant to subsection 4.13(a). If the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread with respect to such Transfer Date, the Principal Collections allocable to the Collateral Interest and the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.14.

             (ii) If the Class B Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class B Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Account on such Transfer Date pursuant to subsection 4.13(c). If the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread available to fund the Class B Required Amount pursuant to subsection 4.13(c), the Principal Collections allocable to the Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.14;

provided that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

          SECTION 4.11 Monthly Payments. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw, and Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account and the Principal Funding Account as follows:

          (a) An amount equal to the Class A Available Funds for the related Monthly Period will be distributed or deposited on each Transfer Date, to the extent available, in the following priority:

               (i) an amount equal to Class A Monthly Interest, plus any Class A Deficiency Amount, plus any Class A Additional Interest (in each case for such Transfer Date) shall be deposited by Servicer or Trustee into the Class A Interest Funding Account for payment to Class A Holders on the applicable Payment Date;

               (ii) an amount equal to the Class A Servicing Fee for such
                    Transfer Date, plus any Class A Servicing Fee due but not paid to Servicer on any prior Transfer Date shall be distributed to Servicer;

               (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

               (iv) the balance, if any, shall constitute Excess
                    Spread and shall be allocated and distributed or deposited as set forth in Section 4.13.

          If the Back-up Servicer is the Servicer, the amounts described in clause (ii) of this subsection 4.11(a) shall be paid prior to the amounts described in clause (i) of this subsection 4.11(a).

          (b) An amount equal to the Class B Available Funds for the related Monthly Period will be distributed or deposited on each Transfer Date, to the extent available, in the following priority:

               (i) an amount equal to the Class B Monthly Interest, plus any Class B Deficiency Amount, plus any Class B Additional Interest (in each case for such Transfer Date) shall be deposited by Servicer or Trustee into the Class B Interest Funding Account for payment to the Class B Holders on the applicable Payment Date;

               (ii) an amount equal to the Class B Servicing Fee for such
                    Transfer Date, plus any Class B Servicing Fee due but not paid to Servicer on any prior Transfer Date for such Transfer Date shall be distributed to Servicer; and

               (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in Section 4.13.

          If the Back-up Servicer is Servicer, the amounts described in clause
(ii) of this subsection 4.11(b) shall be paid prior to the amounts described in clause (i) of this subsection 4.11(b).

          (c) An amount equal to the Collateral Available Funds for the related Monthly Period will be distributed or deposited on each Transfer Date, to the extent available, in the following priority:

               (i) if the Originators are no longer Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date, plus any Collateral Interest Servicing Fee due but not paid to Servicer on any prior Transfer Date shall be distributed to Servicer;

               (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as set forth in Section 4.13.

          (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

               (i) an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

               (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsection 4.11(d)(i) and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) such remaining Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 1996- 1; and

               (iii) an amount equal to the excess, if any, of (A) the Available
                    Investor Principal Collections for such Transfer Date over
                    (B) the applications specified in subsections 4.11(d)(i) and
                    (ii) above shall be paid to Transferor; provided that the amount to be paid to Transferor pursuant to this subsection 4.11(d)(iii) with respect to such Transfer Date shall be paid to Transferor only to the extent that the Transferor Interest on such Transfer Date is greater than zero (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.7(d).

          (e) During the Controlled Accumulation Period, the Principal Payment Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

               (i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Principal Payment Period or the Rapid Amortization Period, deposited into the Distribution Account;

               (ii) after giving effect to the distribution referred to in clause (i), an amount equal to the Class B Monthly Principal, shall be deposited into the Distribution Account;

               (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 1996-1 Termination Date, in which case on the Series 1996-1 Termination Date) after giving effect to the distribution referred to in clauses (i) and (ii), an amount equal to Collateral Monthly Principal shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

               (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.11(e)(i), (ii) and
                    (iii) and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) such remaining Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 1996- 1; and

               (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.11(e)(i) through (iv) shall be paid to Transferor; provided that the amount to be paid to Transferor pursuant to this subsection 4.11(e)(v) with respect to such Transfer Date shall be paid to Transferor only to the extent that the Transferor Interest on such Transfer Date is greater than zero (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.7(d).

          (f) On the earlier to occur of (i) the first Transfer Date with respect to the Principal Payment Period or the Rapid Amortization Period and
(ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, Trustee, acting in accordance with instructions from Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

          (g) On each Payment Date, Trustee shall pay in accordance with Section
5.1 to the Class A Holders from the Class A Interest Funding Account, the amount deposited into the Class A Interest Funding Account pursuant to subsection 4.11(a)(i) on the preceding Transfer Date and (b) to the Class B Holders from the Class B Interest Funding Account, the amount deposited into the Class B Interest Funding Account pursuant to subsection 4.11(b)(i) on the preceding Transfer Date.

          (h) On the earlier to occur of (i) the first Special Payment Date with respect to the Principal Payment Period or the Rapid Amortization Period and
(ii) the Class A Scheduled Payment Date and on each Payment Date thereafter, Trustee, acting in accordance with instructions from Servicer, shall pay in accordance with Section 5.1 from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsections 4.11(e) and (f) on the related Transfer Date in the following priority:

               (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Investor Interest shall be paid to the Class A Holders; and

               (ii) for each Special Payment Date with respect to the Principal
                    Payment Period or the Rapid Amortization Period and on the Class B Scheduled Payment Date, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Investor Interest shall be paid to the Class B Holders.

               (i) The Controlled Accumulation Period is scheduled to commence at the close of business on the Controlled Accumulation Date; provided that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date on or after the Determination Date preceding the March 2001 Monthly Period is less than nine months, upon written notice to Trustee, Transferor and each Rating Agency, Servicer, at its option, may elect to modify the date on which the Controlled Accumulation Period actually commences to the first day of the month that is a number of months prior to the month in which the Class A Scheduled Payment Date occurs at least equal to the Controlled Accumulation Period Length (so that, as a result of such election, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length); provided that (i) the length of the Controlled Accumulation Period will not be less than one month; (ii) such determination of the Controlled Accumulation Period Length shall be made on each Determination Date on and after the Determination Date preceding the March 2001 Monthly Period but prior to the commencement of the Controlled Accumulation Period, and any election to shorten the Controlled Accumulation Period shall be subject to the subsequent lengthening of the Controlled Accumulation Period to the Controlled Accumulation Period Length determined on any subsequent Determination Date, but the Controlled Accumulation Period shall in no event commence prior to the Controlled Accumulation Date, and
                    (iii) notwithstanding any other provision of this Series Supplement to the contrary, no election to postpone the commencement of the Controlled Accumulation Period shall be made after a Pay Out Event shall have occurred and be continuing with respect to any other Series. The "Controlled Accumulation Period Length" will mean a number of months such that the amount available for distribution of principal on the Class A Certificates on the Class A Scheduled Payment Date is expected to equal or exceed the Class A Investor Interest, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the nine preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Any notice by Servicer electing to modify the commencement of the Controlled Accumulation Period pursuant to this clause (i) shall specify (i) the Controlled Accumulation Period Length, (ii) the commencement date of the Controlled Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Controlled Accumulation Period.

          SECTION 4.12 Investor Charge-Offs. (a) On or before each Transfer Date, Servicer shall calculate the Class A Investor Default Amount. If on any Transfer Date, the Class A Investor Default Amount for the prior Monthly Period exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.11(a)(iii), subsection 4.13(a) and Section 4.14 with respect to such Monthly Period, the Collateral Interest (after giving effect to reductions for any Collateral Charge- Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer
Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. If such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to subsection 4.13(b).

          (b) On or before each Transfer Date, Servicer shall calculate the Class B Investor Default Amount. If on any Transfer Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Reallocated Collateral Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.13(c) and Section 4.14, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in Section 4.12(a)) will be reduced by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.12(a)) for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest pursuant to Section 4.14 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.12(a). The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under subsection 4.13(d).

          (c) On or before each Transfer Date, Servicer shall calculate the Collateral Default Amount. If on any Transfer Date, the Collateral Default Amount for the prior Monthly Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to subsection 4.13(g), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest for such Transfer Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to
Section 4.14 and the amount of any portion of the Collateral Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.12(a), or the Class B Investor Interest, pursuant to subsection 4.12(b), respectively. The Collateral Interest will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread allocated and available for that purpose as described under subsection 4.13(h).

          SECTION 4.13 Excess Spread. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B) to apply, and Trustee, acting in accordance with such instructions shall apply, Excess Spread with respect to the related Monthly Period, to make the following distributions on each Transfer Date in the following priority:

               (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.11(a);

               (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

               (c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.11(b) and then any remaining amount available to pay the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

               (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Holders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

               (e) an amount equal to the Collateral Monthly Interest plus the amount of any past due Collateral Monthly Interest for such Transfer Date will be paid to the Collateral Interest Holder in accordance with the Loan Agreement;

               (f) if the Originators are Servicer, an amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fees will be paid to Servicer;

               (g) an amount equal to the Collateral Default Amount, if any, for the prior Monthly Period will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

               (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

               (i) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.17(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

               (j) an amount equal to all other amounts due under the Loan Agreement (to the extent payable from "Available Non- Principal Funds," as defined therein) shall be distributed in accordance with the Loan Agreement;

               (k) an amount equal to the sum of (x) any Class A Shortfall Amount for the current Distribution Date and (y) any accrued and unpaid Class A Carry-Over Amount from a prior Distribution Date shall be deposited by Servicer or Trustee in the Class A Interest Funding Account for payment to the Class A Holders on the applicable Payment Date;

               (l) an amount equal to the sum of (x) any Class B Shortfall Amount for the current Distribution Date and (y) any accrued and unpaid Class B Carry-Over Amount from a prior Distribution Date shall be deposited by Servicer or Trustee into the Class B Interest Funding Account for payment to the Class B Holders on the applicable Payment Date; and

               (m) the balance, if any, after giving effect to the payments made pursuant to clauses (a) through (l) shall constitute "Excess Finance Charge Collections" to be applied with respect to other Series in accordance with Section 4.5 of the Agreement.

          SECTION 4.14 Reallocated Principal Collections. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B) to, and Trustee in accordance with such instructions shall, withdraw from the Principal Account and apply Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.14(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.14(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period, shall be applied pursuant to subsections 4.11(a)(i), (ii), and (iii) and

          (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread allocated and available to the Class B Certificates pursuant to subsection 4.13(c) on such Transfer Date shall be applied first pursuant to subsections 4.11(b)(i) and (ii) and then pursuant to subsection 4.13(c).

          On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Transfer Date. If such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. If the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

          SECTION 4.15 Shared Principal Collections. (a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal Collections allocable to Series 1996-1 on any Transfer Date shall be applied as Available Investor Principal Collections pursuant to Section
4.11 and pursuant to such Section 4.11 shall be deposited in the Distribution Account or distributed in accordance with the Loan Agreement.

          (b) Shared Principal Collections allocable to Series 1996-1 with respect to any Transfer Date means an amount equal to the Series Principal Shortfall, if any, with respect to Series 1996-1 for such Transfer Date; provided that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 1996-1 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 1996-1 for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

          (c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination Date, Servicer shall determine the Class A Required Amount, Class B Required Amount, Excess Spread and Reallocated Principal Collections as of such Determination Date for the following Transfer Date.

          SECTION 4.16 Principal Account and Principal Funding Account. (a) The Trustee shall establish and maintain in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Holders, two segregated trust accounts (the "Principal Account" and the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders or establish and maintain the Principal Account and the Principal Funding Account with a Qualified Institution. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Account and the Principal Funding Account and in all proceeds thereof. The Principal Account and the Principal Funding Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders. If at any time a Qualified Institution holding the Principal Account and the Principal Funding Account ceases to be a Qualified Institution, Transferor shall notify Trustee, and Trustee upon being notified (or Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Account and a new Principal Funding Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Principal Account and Principal Funding Account. The Trustee, at the direction of Servicer, shall (i) make withdrawals from the Principal Account and the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.11(e).

          (b) Funds on deposit in the Principal Account and the Principal Funding Account shall be invested pursuant to the written direction of Servicer by Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Holders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

          On the Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, Trustee, acting at Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds applied pursuant to subsection 4.11(a)(i).

          Any Excess Principal Funding Investment Proceeds shall be paid to Transferor on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.17(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

          SECTION 4.17 Reserve Account. (a) The Trustee shall establish and maintain in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Holders, a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders or establish and maintain the Reserve Account with a Qualified Institution. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders. If at any time a Qualified Institution holding the Reserve Account ceases to be a Qualified Institution, Transferor shall notify the Trustee and each Rating Agency, and Trustee upon being notified (or Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.13(i).

          (b) Funds on deposit in the Reserve Account shall be invested by Trustee in Permitted Investments pursuant to the written direction of Servicer. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Holders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest and on or before the first Transfer Date with respect to the Principal Payment Period or the Rapid Amortization Period, Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Principal Payment Period or the Rapid Amortization Period less, in each case, the amount of funds deposited into the Finance Charge Account on such Transfer Date pursuant to subsection 4.17(b).

          (d) If the Reserve Draw Amount for any Transfer Date is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by Trustee (acting in accordance with the instructions of Servicer), deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date.

          (e) If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, Trustee, acting in accordance with the instructions of Servicer, shall withdraw from the Reserve Account, and pay in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII, (ii) the first Transfer Date relating to the Principal Payment Period or the Rapid Amortization Period and (iii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, Trustee, acting in accordance with the instructions of Servicer, after the prior payment of all amounts owing to the Series 1996-1 Holders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

          SECTION 4.18 Interest Funding Account. (a) The Trustee shall establish and maintain in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Holders, a segregated trust account (the "Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders or establish and maintain the Interest Funding Account with a Qualified Institution. The Interest Funding Account shall be divided into two administrative subaccounts, the Class A Interest Funding Account (the "Class A Interest Funding Account") and the Class B Interest Funding Account (the "Class B Interest Funding Account"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Account and in all proceeds thereof. The Interest Funding Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders. If at any time a Qualified Institution holding the Interest Funding Account ceases to be a Qualified Institution, Transferor shall notify Trustee, and Trustee upon being notified (or Servicer on its behalf) shall, within 10 Business Days, establish a new Interest Funding Account meeting the conditions specified above, and shall transfer any cash or any investments to such Interest Funding Account. The Trustee, at the direction of Servicer, shall make withdrawals from the Interest Funding Account and the relevant subaccount from time to time, in the amounts and for the purposes set forth in this Series Supplement.

          (b) Funds on deposit in the Interest Funding Account shall be invested pursuant to the written direction of Servicer by Trustee in Permitted Investments. Funds on deposit in the Interest Funding Account on any Transfer Date, after giving effect to any withdrawals from the Interest Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Holders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

          (c) On each Distribution Date, the Servicer shall direct the Trustee in writing to withdraw from the Interest Funding Account and pay to the Transferor all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Interest Funding Account.

          (d) Reinvested interest and other investment income on funds deposited in the Interest Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

          SECTION 4.19 Determination of LIBOR. (a) On each LIBOR Determination Date, Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 am., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period).

          (b) The Class A Certificate Rate and Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Investor Holder by telephoning Trustee at its Corporate Trust Office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division.

          (c) On each LIBOR Determination Date prior to 12:00 noon New York City time, Trustee shall send to Servicer by facsimile, notification of LIBOR for the following Interest Period.

          SECTION 4.20 Transferor's or Servicer's Failure to Make a Deposit or Payment. If Servicer or Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by subsection 2.4(d) and (e) and 12.2(a) or Section 10.2 and 12.1) required to be made or given by Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), Trustee shall make such payment or deposit from the applicable Investor Account without instruction from Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that Trustee has sufficient information to allow it to determine the amount thereof; provided that Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1996-1 Holders on each Distribution Date. The Servicer shall, upon request of Trustee, promptly provide Trustee with all information necessary to allow Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by Trustee in the manner in which such payment or deposit should have been made by Transferor or Servicer, as the case may be.

          SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Holders:

                                   ARTICLE V

                  DISTRIBUTIONS AND REPORTS TO INVESTOR HOLDERS

          SECTION 5.1 Distributions. (a) On each Payment Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to subsection 3.4(b)) to each Class A Holder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Holder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Holder) of amounts on deposit in the Class A Interest Funding Account as are payable to the Class A Holders pursuant to Section 4.11(a)(i) and 4.11(g) by check mailed to each Class A Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          (b) On any Special Payment Date and on the Class A Scheduled Payment Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to subsection 3.4(b)) to each Class A Holder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Holder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Holder) of amounts on deposit in the Distribution Account as are payable to the Class A Holders pursuant to Section 4.11(e), 4.11(f) and 4.11(h)(i) by check mailed to each Class A Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          (c) On each Payment Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to subsection 3.4(b) to each Class B Holder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Holder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Holder) of amounts on deposit in the Class B Interest Funding Account as are payable to the Class B Holders pursuant to Section 4.11(b)(i) and 4.11(g) by check mailed to each Class B Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          (d) On any Special Payment Date and on the Class B Scheduled Payment Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to subsection 3.4(b)) to each Class B Holder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Holder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Holder) of amounts on deposit in the Distribution Account as are payable to the Class B Holders pursuant to Section 4.11(e), 4.11(f) and 4.11(h)(ii) by check mailed to each Class B Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          SECTION 5.2 Monthly Series 1996-1 Holders' Statement. (a) On or before each Distribution Date, Trustee shall forward to each Series 1996-1 Holder, each Rating Agency and the Collateral Interest Holder a statement substantially in the form of Exhibit C prepared by Servicer and delivered to Trustee.

          (b) Annual Holders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1996, Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1996-1 Holder, a statement prepared by Servicer containing the following information:

               (i) the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal and Collateral Monthly Principal, respectively; and

               (ii) the amount of the current distribution allocable to Class A
                    Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest and Collateral Monthly Interest, and any accrued and unpaid
                   Collateral Monthly Interest, respectively.

Such information shall be aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-1 Holder, together with such other customary information (consistent with the treatment of the Certificates as debt) as Trustee or Servicer (or Transferor, if Back-up Servicer is Servicer) deems necessary or desirable to enable the Series 1996-1 Holders to prepare their tax returns. Such obligations of Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by Trustee pursuant to any requirements of the Internal Revenue Code.

          SECTION 9. Series 1996-1 Pay Out Events. If any one of the following events shall occur with respect to the Investor Certificates:

          (a) failure on the part of Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of Transferor set forth in the Agreement or this Series Supplement (including the covenant of Transferor contained in Section 11 of this Series Supplement), which failure has a material adverse effect on the Series 1996-1 Holders (which determination shall be made without reference to whether any funds are available under the Collateral Interest) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Trustee, or to Transferor and Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1996-1, and continues to affect materially and adversely the interests of the Series 1996-1 Holders (which determination shall be made without reference to whether any funds are available under the Collateral Interest) for such period;

          (b) any representation or warranty made by Transferor in the Agreement or this Series Supplement, or any information contained in a Receivable Schedule required to be delivered by Transferor pursuant to Section 2.1, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Trustee, or to Transferor and Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1996-1, and (ii) as a result of which the interests of the Series 1996-1 Holders are materially and adversely affected (which determination shall be made without reference to whether any funds are available under the Collateral Interest) and continue to be materially and adversely affected for such period; provided that a Series 1996-1 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such period;

          (d) the average Transferor Interest during any 10 consecutive days being below the Minimum Transferor Interest for the same period and (ii) during any 10 consecutive days the sum of (x) the Principal Receivables and (y) the principal amount on deposit in the Excess Funding Account being less than the Minimum Aggregate Principal Receivables for the same period;

          (e) an Originator shall fail to convey Additional Receivables to Transferor as required by the Receivables Purchase Agreement or Transferor shall fail to convey Additional Receivables to the Trust, as required by Section 2.1(b);

          (f) any Servicer Default shall occur which would have a material adverse effect on the Series 1996-1 Holders;

          (g) the Class A Investor Interest shall not be paid in full on the Class A Scheduled Payment Date or the Class B Investor Interest shall not be paid in full on the Class B Scheduled Payment Date;

          (h) the Monthly Payment Rate is less than 12% for three consecutive Monthly Periods;

          (i) for a period of three consecutive Determination Dates, (i) there exists an Excess Obligor Concentration Amount, (ii) there exists an Excess Insurer Concentration Amount, (iii) the Investment Grade Insurer Percentage is less than the Required Investment Grade Insurer Percentage, (iv) the Investment Grade Insurer Percentage to be decreased, if on such day the Investment Grade Insurer Percentage is equal to or less than the Required Investment Grade Insurer Percentage, (v) there are less than 300 insurance carriers whose insurance premiums have been financed by the Receivables, or (vi) the Top 10 Insurer Percentage is greater than the Maximum Top 10 Insurer Percentage; then, in the case of any event described in subsection 9(a), (b) or (f) hereof, after the applicable grace period set forth in such subsections, either Trustee or Holders of Series 1996-1 Certificates (including, for this purpose, the Collateral Interest Holder) evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1996-1 by notice then given in writing to Transferor and Servicer (and to Trustee if given by the Holders) may declare that a pay out event (a "Series 1996-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection 9(c), (d), (e), (g), (h) or (i) hereof, a Series 1996-1 Pay Out Event shall occur without any notice or other action on the part of Trustee or the Investor Holders immediately upon the occurrence of such event. The Series 1996- 1 Pay Out Events described in subsection 9(i) may be amended by the Transferor, the Trustee and the Servicer at any time with the consent of the Collateral Interest Holder, but without the consent of the Certificateholders if the Rating Agency Condition has been satisfied with respect to such amendment.

          SECTION 10. Series 1996-1 Termination. The right of the Investor Holders to receive payments from the Trust will terminate on the first Business Day following the Series 1996-1 Termination Date.

          SECTION 11. Initial Principal Payment Date. The Initial Principal Payment Date shall automatically be extended to the next succeeding Distribution Date after the then-current Initial Principal Payment Date unless the Transferor, as of the first day of the Monthly Period preceding the Monthly Period in which the then-current Initial Principal Payment Date occurs, elects not to cause such extension. Such election may be made by the Transferor by giving written notice thereof to the Trustee no earlier than the Distribution Date second preceding the then-current Initial Principal Payment Date and no later than the first day of the Monthly Period preceding the Monthly Period in which the then-current Initial Principal Payment Date occurs.

          The Transferor will cause the Trustee to provide written notice to each Certificateholder, the Servicer, each Rating Agency and the Collateral Interest Holder of any election by the Transferor not to extend the Initial Principal Payment Date. The Transferor will cause the Trustee to provide such notice not more than 60 nor less than 30 days prior to the then- current Initial Principal Payment Date.

          SECTION 12. RESERVED.

          SECTION 13. RESERVED.

          SECTION 14. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 15. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 16. Additional Notices. Transferor shall notify the Collateral Interest Holder promptly after becoming aware of any Lien on any Receivable other than the conveyances under the Agreement. Transferor shall notify the Collateral Interest Holder of any merger, consolidation, assumption or transfer referred to in Section 7.2.

          SECTION 17. Additional Representations and Warranties of Servicer. AFCO Acceptance and AFCO Credit, as initial Servicer, hereby makes, and any Successor Servicer by its appointment under the Agreement shall make the following representations and warranties:

          (a) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Servicer in connection with the execution and delivery of this Series Supplement by Servicer and the performance of the transactions contemplated by this Series Supplement by Servicer, have been duly obtained, effected or given and are in full force and effect.

          (b) Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of Servicer.

          SECTION 17. No Petition. Transferor, Servicer, Back-up Servicer and Trustee, by entering into this Series Supplement and each Holder, by accepting a Series 1996-1 Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Holders, the Agreement or this Series Supplement.

          SECTION 18. Amendments. Subject to Section 9, this Series Supplement may be amended pursuant to Section 13.1 of the Agreement. This Series Supplement may also be amended by Transferor without the consent of Servicer, Back-up Servicer, Trustee or any Investor Holder if Transferor provides Trustee with:
(i) an Opinion of Counsel to the effect that such amendment or modification would (A) reduce the risk that the Trust would be treated as taxable as a publicly traded partnership pursuant to Internal Revenue Code section 7704 or
(B) permit the Trust or a relevant portion thereof to be treated as a "financial asset securitization investment trust" and (C) in either case, (1) would not cause the Trust to be classified, for Federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and (2) would not cause or constitute an event in which gain or loss would be recognized by any Investor Holder; and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor Holder; provided that no such amendment shall be deemed effective without Trustee's consent, if Trustee's rights, duties and obligations hereunder are thereby modified. Promptly after the execution of any such amendment (other than an amendment pursuant to subsection 13.1(a) of the Agreement), Trustee shall furnish notification of the substance of such amendment to each Rating Agency. Notwithstanding anything to the contrary contained in this Section 18, the provisions of this Series Supplement which affect the rights or obligations of the Back-up Servicer may only be amended with the further written consent of the Back-up Servicer.

                     IN WITNESS WHEREOF, Transferor, Servicer, Back-up Servicer and Trustee have caused this Series 1996-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                    MELLON BANK, N.A., Transferor

                                    By:/s/ Steven G. Elliot
                                       Name:
                                       Title:


                                    AFCO CREDIT CORPORATION, Servicer


                                    By:/s/ Michael M. Nisbet
                                       Name: Michael M. Nisbet
                                       Title: President and CEO


                                    AFCO ACCEPTANCE CORPORATION,
                                     Servicer


                                    By:/s/ Michael M. Nisbet
                                       Name: Michael M. Nisbet
                                       Title: President and CEO


                                    PREMIUM FINANCING SPECIALISTS,
                                     INC. Back-up Servicer


                                    By:/s/ Frank Bednar
                                        Name: Frank Bednar
                                        Title:Controller


                                    PREMIUM FINANCING SPECIALISTS OF
                                    CALIFORNIA, INC., Back-up Servicer


                                    By:/s/ Frank Bednar
                                       Name: Frank Bednar
                                       Title: Controller


                                THE FIRST NATIONAL BANK OF CHICAGO,
                                     Trustee



                                 By:/s/ Steven M. Wagner
                                     Name: Steven M. Wagner
                                     Title:Vice President

                               CLASS A Certificate

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Mellon Bank, N.A. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. A-1                                                   $200,000,000.00
                                                          CUSIP No. 58550UAA3


                                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                              CLASS A FLOATING RATE
                                     ASSET BACKED CERTIFICATE, Series 1996-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of insurance premium finance loans originated by AFCO Credit Corporation and AFCO Acceptance Corporation and other assets and interests constituting the Trust under the Pooling and Servicing Agreement dated as of December 1, 1996 as supplemented by the Series 1996-1 Supplement dated as of December 1, 1996 (collectively, the "Pooling and Servicing Agreement"), by and between Mellon Bank, N.A., as Transferor (the "Transferor"), AFCO Credit Corporation and AFCO Acceptance Corporation, as Servicer (collectively, the "Servicer"), Premium Financing Specialists, Inc. and Premium Financing Specialists of California, Inc., as Back-up Servicer (collectively, the "Back-up Servicer") and The First National Bank of Chicago, as Trustee (the "Trustee").

                      (Not an interest in or obligation of
                  Mellon Bank, N.A. or any Affiliate thereof.)

          This certifies that CEDE & CO. (the "Class A Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of (i) the Receivables identified on the Receivable Schedule delivered to the Trustee on the Initial Closing Date and each Addition Date, (ii) the Transferor's security interest in the related Unearned Premiums, (iii) all monies due or to become due with respect to such Receivables, including all monies received from insurance companies and state insurance guaranty funds representing returns of Unearned Premiums and other charges due on such Receivables, (iv) the Receivables Purchase Agreement, and
(v) all proceeds of the foregoing. The Series 1996-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          Transferor has structured the Pooling and Servicing Agreement and the Series 1996-1 Certificates with the intention that the Series 1996-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1996-1 Holder (or Series 1996-1 Certificate Owner) by acceptance of its Series 1996-1 Certificate (or in the case of a Series 1996-1 Certificate Owner, by virtue of such Series 1996-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1996-1 Holder agrees that it will cause any Series 1996-1 Certificate Owner acquiring an interest in a Series 1996-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1996-1 Certificates as indebtedness for certain tax purposes.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.

          This Class A Certificate represents an interest in Mellon Bank Premium Finance Loan Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1996-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, Mellon Bank, N.A. has caused this Class A Certificate to be duly executed under its official seal.


                                                  By:_________________________
                                                      Authorized Officer


Attested to:

By:_____________________
  Secretary

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            Trustee



                                            By:
                                                Authorized Signatory

                               CLASS A Certificate

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Mellon Bank, N.A. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. A-3                                                         $40,000,000.00
                                                           CUSIP No. 58550UAA3


                                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                              CLASS A FLOATING RATE
                                     ASSET BACKED CERTIFICATE, Series 1996-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of insurance premium finance loans originated by AFCO Credit Corporation and AFCO Acceptance Corporation and other assets and interests constituting the Trust under the Pooling and Servicing Agreement dated as of December 1, 1996 as supplemented by the Series 1996-1 Supplement dated as of December 1, 1996 (collectively, the "Pooling and Servicing Agreement"), by and between Mellon Bank, N.A., as Transferor (the "Transferor"), AFCO Credit Corporation and AFCO Acceptance Corporation, as Servicer (collectively, the "Servicer"), Premium Financing Specialists, Inc. and Premium Financing Specialists of California, Inc., as Back-up Servicer (collectively, the "Back-up Servicer") and The First National Bank of Chicago, as Trustee (the "Trustee").

                      (Not an interest in or obligation of
                  Mellon Bank, N.A. or any Affiliate thereof.)

          This certifies that CEDE & CO. (the "Class A Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of (i) the Receivables identified on the Receivable Schedule delivered to the Trustee on the Initial Closing Date and each Addition Date, (ii) the Transferor's security interest in the related Unearned Premiums, (iii) all monies due or to become due with respect to such Receivables, including all monies received from insurance companies and state insurance guaranty funds representing returns of Unearned Premiums and other charges due on such Receivables, (iv) the Receivables Purchase Agreement, and
(v) all proceeds of the foregoing. The Series 1996-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          Transferor has structured the Pooling and Servicing Agreement and the Series 1996-1 Certificates with the intention that the Series 1996-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1996-1 Holder (or Series 1996-1 Certificate Owner) by acceptance of its Series 1996-1 Certificate (or in the case of a Series 1996-1 Certificate Owner, by virtue of such Series 1996-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1996-1 Holder agrees that it will cause any Series 1996-1 Certificate Owner acquiring an interest in a Series 1996-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1996-1 Certificates as indebtedness for certain tax purposes.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.

          This Class A Certificate represents an interest in Mellon Bank Premium Finance Loan Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1996-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, Mellon Bank, N.A. has caused this Class A Certificate to be duly executed under its official seal.


                                                  By:_________________________
                                                      Authorized Officer

Attested to:

By:_____________________
   Secretary

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            Trustee

                                            By:
                                               Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            Trustee

                                            By:
                                               Authorized Signatory

                               CLASS B CERTIFICATE

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Mellon Bank, N.A. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. B-1                                                         $25,000,000.00
                                                            CUSIP No.5855OUAB1


                                   MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                               CLASS B FLOATING RATE
                                      ASSET BACKED CERTIFICATE, Series 1996-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of insurance premium finance loans originated by AFCO Credit Corporation and AFCO Acceptance Corporation and other assets and interests constituting the Trust under the Pooling and Servicing Agreement dated as of December 1, 1996 as supplemented by the Series 1996-1 Supplement dated as of December 1, 1996 (collectively, the "Pooling and Servicing Agreement"), by and between Mellon Bank, N.A., as Transferor (the "Transferor"), AFCO Credit Corporation and AFCO Acceptance Corporation, as Servicer (collectively, the "Servicer"), Premium Financing Specialists, Inc. and Premium Financing Specialists of California, Inc., as Back-up Servicer (collectively, the "Back-up Servicer") and The First National Bank of Chicago, as Trustee (the "Trustee").

                                       (Not an interest in or obligation of
                                   Mellon Bank, N.A. or any Affiliate thereof.)



          This certifies that CEDE & CO. (the "Class B Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of (i) the Receivables identified on the Receivable Schedule delivered to the Trustee on the Initial Closing Date and each Addition Date, (ii) the Transferor's security interest in the related Unearned Premiums, (iii) all monies due or to become due with respect to such Receivables, including all monies received from insurance companies and state insurance guaranty funds representing returns of Unearned Premiums and other charges due on such Receivables, (iv) the Receivables Purchase Agreement, and
(v) all proceeds of the foregoing. The Series 1996-1 Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          Transferor has structured the Pooling and Servicing Agreement and the Series 1996-1 Certificates with the intention that the Series 1996-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1996-1 Holder (or Series 1996-1 Certificate Owner) by acceptance of its Series 1996-1 Certificate (or in the case of a Series 1996-1 Certificate Owner, by virtue of such Series 1996-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1996-1 Holder agrees that it will cause any Series 1996-1 Certificate Owner acquiring an interest in a Series 1996-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1996-1 Certificates as indebtedness for certain tax purposes.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Holder by virtue of the acceptance hereof assents and by which the Class B Holder is bound.

          This Class B Certificate represents an interest in Mellon Bank Premium Finance Loan Master Trust. This Class B Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1996-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, Mellon Bank, N.A. has caused this Class B Certificate to be duly executed under its official seal.


                                                  By:_________________________
                                                       Authorized Officer


Attested to:


By:_____________________
   Secretary

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            Trustee


                                            BY:_________________________
                                               Authorized Signatory

                                                       EXHIBIT A-1

                               FORM OF CERTIFICATE

                               CLASS A Certificate

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Mellon Bank, N.A. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. A-1                                                               $
                                                              CUSIP No.


                                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                              CLASS A FLOATING RATE
                                     ASSET BACKED CERTIFICATE, Series 1996-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of insurance premium finance loans originated by AFCO Credit Corporation and AFCO Acceptance Corporation and other assets and interests constituting the Trust under the Pooling and Servicing Agreement dated as of December 1, 1996 as supplemented by the Series 1996-1 Supplement dated as of December 1, 1996 (collectively, the "Pooling and Servicing Agreement"), by and between Mellon Bank, N.A., as Transferor (the "Transferor"), AFCO Credit Corporation and AFCO Acceptance Corporation, as Servicer (collectively, the "Servicer"), Premium Financing Specialists, Inc. and Premium Financing Specialists of California, Inc., as Back-up Servicer (collectively, the "Back-up Servicer") and The First National Bank of Chicago, as Trustee (the "Trustee").

                                      (Not an interest in or obligation of
                                  Mellon Bank, N.A. or any Affiliate thereof.)

          This certifies that CEDE & CO. (the "Class A Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of (i) the Receivables identified on the Receivable Schedule delivered to the Trustee on the Initial Closing Date and each Addition Date, (ii) the Transferor's security interest in the related Unearned Premiums, (iii) all monies due or to become due with respect to such Receivables, including all monies received from insurance companies and state insurance guaranty funds representing returns of Unearned Premiums and other charges due on such Receivables, (iv) the Receivables Purchase Agreement, and
(v) all proceeds of the foregoing. The Series 1996-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          Transferor has structured the Pooling and Servicing Agreement and the Series 1996-1 Certificates with the intention that the Series 1996-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1996-1 Holder (or Series 1996-1 Certificate Owner) by acceptance of its Series 1996-1 Certificate (or in the case of a Series 1996-1 Certificate Owner, by virtue of such Series 1996-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1996-1 Holder agrees that it will cause any Series 1996-1 Certificate Owner acquiring an interest in a Series 1996-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1996-1 Certificates as indebtedness for certain tax purposes.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.

          This Class A Certificate represents an interest in Mellon Bank Premium Finance Loan Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1996-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, Mellon Bank, N.A. has caused this Class A Certificate to be duly executed under its official seal.


                                                  By:_________________________
                                                     Authorized Officer


Attested to:


By:_____________________
   Secretary

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            Trustee

                                            By:
                                               Authorized Signatory

                               FORM OF CERTIFICATE

                                     CLASS A

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Mellon Bank, N.A. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. R-2                                                           $200,000,000
                                                           CUSIP No. 5855OUAA3


                                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                              CLASS A FLOATING RATE
                                     ASSET BACKED CERTIFICATE, Series 1996-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of insurance premium finance loans originated by AFCO Credit Corporation and AFCO Acceptance Corporation and other assets and interests constituting the Trust under the Pooling and Servicing Agreement dated as of December 1, 1996 as supplemented by the Series 1996-1 Supplement dated as of December 1, 1996 (collectively, the "Pooling and Servicing Agreement"), by and between Mellon Bank, N.A., as Transferor (the "Transferor"), AFCO Credit Corporation and AFCO Acceptance Corporation, as Servicer (collectively, the "Servicer"), Premium Financing Specialists, Inc. and Premium Financing Specialists of California, Inc., as Back-up Servicer (collectively, the "Back-up Servicer") and The First National Bank of Chicago, as Trustee (the "Trustee").

                                      (Not an interest in or obligation of
                                  Mellon Bank, N.A. or any Affiliate thereof.)

          This certifies that CEDE & CO. (the "Class A Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of (i) the Receivables identified on the Receivable Schedule delivered to the Trustee on the Initial Closing Date and each Addition Date, (ii) the Transferor's security interest in the related Unearned Premiums, (iii) all monies due or to become due with respect to such Receivables, including all monies received from insurance companies and state insurance guaranty funds representing returns of Unearned Premiums and other charges due on such Receivables, (iv) the Receivables Purchase Agreement, and
(v) all proceeds of the foregoing. The Series 1996-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          Transferor has structured the Pooling and Servicing Agreement and the Series 1996-1 Certificates with the intention that the Series 1996-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1996-1 Holder (or Series 1996-1 Certificate Owner) by acceptance of its Series 1996-1 Certificate (or in the case of a Series 1996-1 Certificate Owner, by virtue of such Series 1996-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1996-1 Holder agrees that it will cause any Series 1996-1 Certificate Owner acquiring an interest in a Series 1996-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1996-1 Certificates as indebtedness for certain tax purposes.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.

          This Class A Certificate represents an interest in Mellon Bank Premium Finance Loan Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1996-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, Mellon Bank, N.A. has caused this Class A Certificate to be duly executed under its official seal.


                                               By:_________________________
                                                  Authorized Officer

Attested to:

By:_____________________
   Secretary

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            Trustee

                                            By:
                                               Authorized Signatory

                               FORM OF CERTIFICATE

                                     CLASS A

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Mellon Bank, N.A. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. R-3                                                           $40,000,000
                                                          CUSIP No. 5855OUAA3


                                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                              CLASS A FLOATING RATE
                                     ASSET BACKED CERTIFICATE, Series 1996-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of insurance premium finance loans originated by AFCO Credit Corporation and AFCO Acceptance Corporation and other assets and interests constituting the Trust under the Pooling and Servicing Agreement dated as of December 1, 1996 as supplemented by the Series 1996-1 Supplement dated as of December 1, 1996 (collectively, the "Pooling and Servicing Agreement"), by and between Mellon Bank, N.A., as Transferor (the "Transferor"), AFCO Credit Corporation and AFCO Acceptance Corporation, as Servicer (collectively, the "Servicer"), Premium Financing Specialists, Inc. and Premium Financing Specialists of California, Inc., as Back-up Servicer (collectively, the "Back-up Servicer") and The First National Bank of Chicago, as Trustee (the "Trustee").

                                      (Not an interest in or obligation of
                                  Mellon Bank, N.A. or any Affiliate thereof.)

          This certifies that CEDE & CO. (the "Class A Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of (i) the Receivables identified on the Receivable Schedule delivered to the Trustee on the Initial Closing Date and each Addition Date, (ii) the Transferor's security interest in the related Unearned Premiums, (iii) all monies due or to become due with respect to such Receivables, including all monies received from insurance companies and state insurance guaranty funds representing returns of Unearned Premiums and other charges due on such Receivables, (iv) the Receivables Purchase Agreement, and
(v) all proceeds of the foregoing. The Series 1996-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          Transferor has structured the Pooling and Servicing Agreement and the Series 1996-1 Certificates with the intention that the Series 1996-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1996-1 Holder (or Series 1996-1 Certificate Owner) by acceptance of its Series 1996-1 Certificate (or in the case of a Series 1996-1 Certificate Owner, by virtue of such Series 1996-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1996-1 Holder agrees that it will cause any Series 1996-1 Certificate Owner acquiring an interest in a Series 1996-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1996-1 Certificates as indebtedness for certain tax purposes.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.

          This Class A Certificate represents an interest in Mellon Bank Premium Finance Loan Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1996-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, Mellon Bank, N.A. has caused this Class A Certificate to be duly executed under its official seal.


                                                 By:_________________________
                                                     Authorized Officer


Attested to:

By:_____________________
   Secretary

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            Trustee

                                            By:
                                               Authorized Signatory

                                                                   EXHIBIT A-2

                               FORM OF CERTIFICATE

                               CLASS B CERTIFICATE

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Mellon Bank, N.A. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. B-1                                                               $

                                                                    CUSIP No.


                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

                              CLASS B FLOATING RATE

                     ASSET BACKED CERTIFICATE, Series 1996-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of insurance premium finance loans originated by AFCO Credit Corporation and AFCO Acceptance Corporation and other assets and interests constituting the Trust under the Pooling and Servicing Agreement dated as of December 1, 1996 as supplemented by the Series 1996-1 Supplement dated as of December 1, 1996 (collectively, the "Pooling and Servicing Agreement"), by and between Mellon Bank, N.A., as Transferor (the "Transferor"), AFCO Credit Corporation and AFCO Acceptance Corporation, as Servicer (collectively, the "Servicer"), Premium Financing Specialists, Inc. and Premium Financing Specialists of California, Inc., as Back-up Servicer (collectively, the "Back-up Servicer") and The First National Bank of Chicago, as Trustee (the "Trustee").

                                  (Not an interest in or obligation of

                                  Mellon Bank, N.A. or any Affiliate thereof.)

          This certifies that CEDE & CO. (the "Class B Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of (i) the Receivables identified on the Receivable Schedule delivered to the Trustee on the Initial Closing Date and each Addition Date, (ii) the Transferor's security interest in the related Unearned Premiums, (iii) all monies due or to become due with respect to such Receivables, including all monies received from insurance companies and state insurance guaranty funds representing returns of Unearned Premiums and other charges due on such Receivables, (iv) the Receivables Purchase Agreement, and
(v) all proceeds of the foregoing. The Series 1996-1 Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          Transferor has structured the Pooling and Servicing Agreement and the Series 1996-1 Certificates with the intention that the Series 1996-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1996-1 Holder (or Series 1996-1 Certificate Owner) by acceptance of its Series 1996-1 Certificate (or in the case of a Series 1996-1 Certificate Owner, by virtue of such Series 1996-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1996-1 Holder agrees that it will cause any Series 1996-1 Certificate Owner acquiring an interest in a Series 1996-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1996-1 Certificates as indebtedness for certain tax purposes.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Holder by virtue of the acceptance hereof assents and by which the Class B Holder is bound.

          This Class B Certificate represents an interest in Mellon Bank Premium Finance Loan Master Trust. This Class B Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1996-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1996-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, Mellon Bank, N.A. has caused this Class B Certificate to be duly executed under its official seal.


                                             By:_________________________
                                                Authorized Officer

Attested to:

By:_____________________
   Secretary

                          CERTIFICATE OF AUTHENTICATION



          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            Trustee


                                            By:
                                               Authorized Signatory

                                                                  EXHIBIT B


                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND

                             NOTIFICATION TO TRUSTEE

                                MELLON BANK, N.A.

           MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST Series 1996-1

                      MONTHLY PERIOD ENDING _________, ___


Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1996-1 Supplement. This notice is delivered pursuant to Section 4.11.

                  A) AFCO Credit and AFCO Acceptance are Servicer under the Pooling and Servicing Agreement.

                  B)       The undersigned is a Servicing Officer.

                  C) The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.

I.       INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.11, Servicer does hereby instruct Trustee (i) to make withdrawals from the Finance Charge Account, the Principal Account, the Distribution Account and the Principal Funding Account on ______________, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with Section 3 of the Series 1996-1 Supplement and Section 4.11 of the Pooling and Servicing
Agreement:

A.       Pursuant to Section 3 of the

         Series 1996-1 Supplement:

                  1.       Servicer Interchange                   $___________

B.       Pursuant to subsection 4.11(a)(i):

                  1.       Class A Monthly Interest at
                           the Class A Certificate Rate
                           on the Class A Investor
                           Interest                             $____________

                  2.       Class A Deficiency Amount            $____________

                  3.       Class A Additional Interest          $____________

C.    Pursuant to subsection 4.11(a)(ii):

                  1.       Class A Servicing Fee                $____________

                  2.       Accrued and unpaid Class A
                             Servicing Fee                      $____________

D.       Pursuant to subsection 4.11(a)(iii):

                  l.       Class A Investor Default
                           Amount                               $___________

E.       Pursuant to subsection 4.11(a)(iv):

                  l.       Portion of Excess Spread
                           from Class A Available Funds
                           to be allocated and distributed
                           as provided in Section 4.13            $___________

F.       Pursuant to subsection 4.11(b)(i):

                  1.       Class B Monthly Interest at
                           the Class B Certificate Rate
                           on the Class B Investor
                           Interest                               $___________

                  2.       Class B Deficiency Amount              $___________

                  3.       Class B Additional Interest            $___________

G.    Pursuant to subsection 4.11(b)(ii):

                  1.       Class B Servicing Fee                   $___________

                  2.       Accrued and unpaid Class B
                           Servicing Fee                           $___________

H.       Pursuant to subsection 4.11(b)(iii):

                  1.       Portion of Excess Spread
                           from Class B Available Funds
                           to be allocated and distributed
                           as provided in Section 4.13            $___________

I.       Pursuant to subsection 4.11(c)(i):

                  1.       Collateral Interest
                           Servicing Fee, if applicable           $___________

                  2.       Accrued and unpaid
                           Collateral Interest
                           Servicing Fee, if applicable            $__________

J.       Pursuant to subsection 4.11(c)(ii):

                  1.       Portion of Excess Spread
                           from Collateral Available
                           Funds to be allocated and
                           distributed as provided in
                           Section 4.13                            $__________

                           Total                                   $

K.       Pursuant to subsection 4.11(d)(i):

         1.       Collateral Monthly Principal,
                  if any, applied in accordance
                  with the Loan Agreement                       $__________

L.       Pursuant to subsection 4.11(d)(ii):

         1.       Amount to be treated as Shared
                  Principal Collections                            $__________

M.       Pursuant to subsection 4.11(d)(iii):

         1.       Amount to be paid to
                  Transferor                                      $___________

         2.       Unallocated Principal
                  Collections                                     $___________

N.       Pursuant to subsection 4.11(e)(i):

         1.       Class A Monthly Principal                        $___________

O.       Pursuant to subsection 4.11(e)(ii):

         1.       Class B Monthly Principal                       $____________
P.       Pursuant to subsection 4.11(e)(iii)

         1.       Collateral Monthly Principal to
                  be applied in accordance with the
                  Loan Agreement                                  $____________

Q.       Pursuant to subsection 4.11(e)(iv):

         1.       Amount to be treated as Shared
                  Principal Collections                           $____________

R.       Pursuant to subsection 4.11(e)(v):

         1.       Amount to be paid to
                  Transferor                                      $____________

         2.       Unallocated Principal Collections               $____________

                  Total                                           $____________

S.       Pursuant to subsection 4.11(f):

         1.       Amount to be withdrawn from the
                  Principal Funding Account and
                  deposited into the Distribution
                  Account                                        $____________

II.      INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 4.11, Servicer does hereby instruct Trustee to pay in accordance with Section 5.1 from the Distribution Account on ____________, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, amounts so deposited in the Distribution Account pursuant to Section
4.11 as set forth below:

A.       Pursuant to subsection 4.11(g);

         1.       Amount to be distributed to
                  Class A Holders                                 $____________

         2.       Amount to be distributed to
                  Class B Holders                                 $____________

B.       Pursuant to subsection 4.11(h)(i):

         1.       Amount to be distributed to the
                  Class A Holders                                $____________

C.       Pursuant to subsection 4.11(h)(ii):

         1.       Amount to be distributed to the
                  Class B Holders                                $____________

III.     Application OF EXCESS SPREAD


Pursuant to Section 4.13, Servicer does hereby instruct Trustee to apply the Excess Spread with respect to the related Monthly Period and to make the following distributions in the following priority:

 A.      The amount equal to the Class A Required
         Amount, if any, which will be used to fund
         the Class A Required Amount and be applied
         in accordance with, and in the priority set
         forth in, subsection 4.11(a)                               $________

B.       The amount equal to the aggregate amount
         of Class A Investor Charge-Offs which have
         not been previously reimbursed (after giving
         effect to the allocation on such Transfer
         Date of certain other amounts applied
         for that purpose) which will be treated as a
         portion of Investor Principal Collections
         and deposited into the Principal Account
         on such Transfer Date                                      $________

C.       The amount equal to the Class B Required
         Amount, if any, which will be used to
         find the Class B Required Amount and be
         applied first in accordance with, and
         in the priority set forth in, subsection
         4.11(b) and then any amount available
         to pay the Class B Investor Default Amount
         shall be treated as a portion of Investor
         Principal Collections and deposited
         into the Principal Account                                 $________

D.       The amount equal to the aggregate amount
         by which the Class B Investor Interest
         has been reduced below the initial
         Class B Investor Interest for reasons
         other than the payment of principal to the
         Class B Holders (but not in excess of the
         aggregate amount of such reductions which
         have not been previously reimbursed) which
         will be treated as a portion of Investor
         Principal Collections and deposited into
         the Principal Account                                       $________

E.       The amount equal to the Collateral Monthly
         Interest plus the amount of any past due
         Collateral Monthly Interest which will be
         paid to the Collateral Interest Holder for
         application in accordance with the Loan
         Agreement                                                  $________

F.       The amount equal to the aggregate amount
         of accrued but unpaid Collateral Interest
         Servicing Fees which will be paid to
         Servicer if Transferor or The Bank of
         New York is Servicer                                       $________

 G.      The amount equal to the Collateral Default
         Amount, if any, for the prior Monthly
         Period which will be treated as a portion
         of Investor Principal Collections and
         deposited into the Principal Account                        $________

H.       The amount equal to the aggregate amount
         by which the Collateral Interest has been
         reduced below the Required Collateral
         Interest for reasons other than the
         payment of principal to the Collateral
         Interest Holder (but not in excess of
         the aggregate amount of such reductions
         which have not been previously reimbursed)
         which will be treated as a portion of
         Investor Principal Collections and
         deposited into the Principal Account                        $________

I.       On each Transfer Date from and after the
         Reserve Account Funding Date, but prior
         to the date on which the Reserve Account
         terminates as described in subsection
         4.l7(f), the amount up to the excess,
         if any, of the Required Reserve Account
         Amount over the Available Reserve Account
         Amount which shall be deposited into the
         Reserve Account                                           $________

J.       An amount equal to all other amounts due
         under the Loan Agreement (to the extent
         payable from "Available Non-Principal Funds,"
         as defined therein) shall be deposited
         into the Distribution Account and applied
         in accordance with the Loan Agreement                       $________

K.       The balance, if any, after giving effect
         to the payments made pursuant to subparagraphs
         (a) through (j) above shall constitute
         "Excess Finance Charge Collections" to be
         applied with respect to other Series in
         accordance with Section 4.5                                 $________

IV.               REALLOCATED PRINCIPAL COLLECTIONS

Pursuant to Section 4.14, Servicer does hereby instruct Trustee to withdraw from the Principal Account and apply Reallocated Principal Collections pursuant to Section 4.14 with respect to the related Monthly Period in the following amounts:

A.       Reallocated Collateral Principal Receivables         $_____________

B.       Reallocated Class B Principal Receivables            $_____________

V.       ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month

A.       Subsections 4.11(a)(i) and (b)(i):

         (1)      The aggregate amount of the Class A
                  Deficiency Amount                              $____________

         (2)      The aggregate amount of Class B
                  Deficiency Amount                              $____________

B.       Subsections 4.11(a)(ii) and (b)(ii):
         The aggregate amount of all accrued and
         unpaid Investor Monthly Servicing Fees                 $_____________

C.       Section 4.12:
         The aggregate amount of all unreimbursed
         Investor Charge Offs                                   $_____________


         IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __ day of__________, ___.


                                             MELLON BANK, N.A.
                                              Transferor


                                             By:______________________________
                                                Name:
                                                Title: